UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 8, 2006
                        --------------------------------
                        (Date of earliest event reported)



                               The Eastern Company
                               -------------------
             (Exact name of Registrant as specified in its charter)


      Connecticut                        0-599                   06-0330020
      -----------                        -----                   ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      identification No.)


     112 Bridge Street, Naugatuck, Connecticut                    06770
     -----------------------------------------                    -----
     (Address of principal executive offices)                  (Zip Code)


                                 (203) 729-2255
                                 --------------
               Registrant's telephone number, including area code)


               --------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

     ITEM 1.01 - Entry into a Material Definitive Agreement

               On November 8, 2006, pursuant to an Asset Purchase Agreement dated November 8, 2006 between the Registrant and Summit Manufacturing, Inc., a Connecticut corporation (the "Seller") and its shareholders Ralph Larson, Edwin Betancourt, Jr., and Joseph Perez (the "Shareholders"), the Registrant acquired certain assets of the Seller. See Item 2.01 for a brief description of the terms and conditions of the agreement.




SECTION 2 - FINANCIAL INFORMATION

     ITEM 2.01 - Completion of Acquisition or Disposition of Assets

               On November 8, 2006, pursuant to an Asset Purchase Agreement between the Registrant and Summit Manufacturing, Inc., a Connecticut corporation (the "Seller") and its shareholders Ralph Larson, Edwin Betancourt, Jr., and Joseph Perez (the "Shareholders"), the Registrant acquired certain assets of the Seller.

               The purchase price for the assets acquired totaled $836,334, including cash plus the assumption of bank debt and certain liabilities. At the closing $215,000 was paid to the Seller in cash, $296,195 was paid to extinguish the bank debt of Summit Manufacturing, Inc. and the balance represented assumed liabilities. The purchase price is subject to an earn-out provision which requires the Registrant to pay the Seller 4% of revenue from Summit products once such revenue exceeds an aggregate of $4 million. The earn-out is payable monthly beginning after the $4 million sales threshold is met and ending on December 1, 2011.

               The assets acquired from the Seller included accounts receivable, inventories, a vehicle, furniture, fixtures and equipment, a patent, intellectual property rights and rights existing under all sales and purchase agreements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           The Eastern Company


Date:  November 8, 2006                    By: /s/Leonard F. Leganza
       -----------------                   -------------------------
                                           Leonard F. Leganza
                                           President & CEO